Exhibit 99.1
MeridianLink Reports First Quarter 2024 Results
First quarter revenue of $77.8 million grows 1% year-over-year driven by lending software solutions revenue of $60.9 million, reflecting growth of 5% year-over-year

COSTA MESA, Calif., May 7, 2024 — MeridianLink, Inc. (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and consumer reporting agencies, today announced financial results for the first quarter ended March 31, 2024.

“Our solid first quarter results highlight the team’s ability to continue executing on our strategy to empower customers to out compete with MeridianLink® One,” said Nicolaas Vlok, chief executive officer of MeridianLink®. “In the face of challenging lending conditions, we are well-positioned to capitalize on the opportunities that lie ahead with the solid foundation we have strategically invested in, bolstered by a healthy balance sheet and sound capital allocation strategy.”

Quarterly Financial Highlights:
•Revenue of $77.8 million, an increase of 1% year-over-year
•Lending software solutions revenue of $60.9 million, an increase of 5% year-over-year
•Operating income of $3.4 million, or 4% of revenue, and non-GAAP operating income of $16.3 million, or 21% of revenue
•Net loss of $(5.3) million, or (7)% of revenue, and adjusted EBITDA of $31.8 million, or 41% of revenue
•Cash flows from operations of $29.0 million, or 37% of revenue, and free cash flow of $27.1 million, or 35% of revenue

Business and Operating Highlights:
•MeridianLink welcomed Larry Katz as its new chief financial officer, bringing extensive financial expertise and strategic leadership to help drive the Company’s financial performance and create value for customers and stockholders.
•We generated solid demand for the MeridianLink One platform, enabling new and existing customers to better meet the evolving needs of clients in both consumer and mortgage lending and capture a greater share of their debt wallet.
•MeridianLink announced Space Coast Credit Union’s successful go-live on its Advanced Decisioning capabilities, resulting in the instant decisioning of 13% more loans overall, and a 53% increase in the decisioning of applications for credit tiers over 660.
•To promote data-driven decision-making, we launched MeridianLink® Insight Lite, our new interactive data analytics and reporting tool that enhances reporting functionality for MeridianLink® Consumer and Opening customers.

Business Outlook
Based on information as of today, May 7, 2024, the Company issues second quarter financial guidance and updates full year 2024 financial guidance as follows:

Second Quarter Fiscal 2024:
•Revenue is expected to be in the range of $76.0 million to $79.0 million
•Adjusted EBITDA is expected to be in the range of $29.0 million to $32.0 million

Full Year 2024:
•Revenue is expected to be in the range of $311.0 million to $319.0 million
•Adjusted EBITDA is expected to be in the range of $123.0 million to $130.0 million

Conference Call Information
MeridianLink will hold a conference call to discuss its first quarter results today, May 7, 2024, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). The conference call can be accessed by dialing (800) 549-8228 from North America toll-free or the International number of (289) 819-1520 with Conference ID 16153. A live webcast of the conference call can be accessed from the investor relations page of MeridianLink’s website at ir.meridianlink.com. An archived replay of the webcast will be available at the same website following the conclusion of the call. A telephonic replay will be available until 8:59 p.m. Pacific Time (11:59 p.m. Eastern

Time) on Tuesday, May 14, 2024, by dialing (888) 660-6264 from North America or the International number of (289) 819-1325 with Playback Passcode 16153.

For More Information:
Press Contact
Becky Frost
(714) 784-5839
Media@meridianlink.com

Investor Relations Contact
Gianna Rotellini
(714) 332-6357
InvestorRelations@meridianlink.com

About MeridianLink
MeridianLink® (NYSE: MLNK) empowers financial institutions and consumer reporting agencies to drive efficient growth. MeridianLink’s cloud-based digital lending, account opening, background screening, and data verification software solutions leverage shared intelligence from a unified data platform, MeridianLink® One, to enable customers of all sizes to identify growth opportunities, effectively scale up, and support compliance efforts, all while powering an enhanced experience for staff and consumers alike.

For more than 25 years, MeridianLink has prioritized the democratization of lending for consumers, businesses, and communities. Learn more at www.meridianlink.com.

Non-GAAP Financial Measures
To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided:
•Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our initial public offering and secondary offering, restructuring related costs, and sponsor and third-party acquisition-related costs.

•Non-GAAP net income (loss): GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our initial public offering and secondary offering, restructuring related costs, sponsor and third-party acquisition-related costs, and the effect of income taxes, including the partial valuation allowance, on non-GAAP items. The effects of income taxes on non-GAAP items reflect a fixed long-term projected tax rate of 24%.

The Company employs a structural long-term projected non-GAAP income tax rate of 24% for greater consistency across reporting periods, eliminating effects of items not directly related to the Company's operating structure that may vary in size and frequency. This long-term projected non-GAAP income tax rate is determined by analyzing a mix of historical and projected tax filing positions, assumes no additional acquisitions during the projection period or include the impact from the partial deferred tax asset valuation allowance, and takes into account various factors, including the Company’s anticipated tax structure, its tax positions in different jurisdictions, and current impacts from key U.S. legislation where the Company operates. We will reevaluate this tax rate, as necessary, for significant events such as significant alterations in the U.S. tax environment, substantial changes in the Company’s geographic earnings mix due to acquisition activity, or other shifts in the Company’s strategy or business operations.

•Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation and amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, expenses associated with our initial public offering and secondary offering, restructuring related costs, sponsor and third-party acquisition related costs, and deferred revenue reductions from purchase accounting for acquisitions prior to the adoption of ASU 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers,” which we early adopted on January 1, 2022 on a prospective basis. Deferred revenue from acquisitions prior to the adoption of ASU 2021-08 was recognized on a straight line basis through December 31, 2023.

•Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology.

•Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our initial public offering and secondary offering, and depreciation and amortization, as applicable.

•Free cash flow: GAAP cash flow from operating activities less GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software).
Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Forward-Looking Statements
This release contains, and our above-referenced conference call and webcast will contain, statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding, and guidance with respect to, our strategy, our future financial and operational performance, future economic and market conditions, our strategic initiatives, our leadership transition and plans, , our ability to retain and attract customers and product partners, the benefit to us and our customers of integrations with our product partners, our development or delivery of new or enhanced solutions and anticipated results of those solutions for our customers, our ability to effectively implement, integrate, and service our customers, our market size and growth opportunities, our competitive positioning, projected costs, technological capabilities and plans, and objectives of management. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Condensed Consolidated Balance Sheets
(unaudited)
(in thousands, except share and per share data)

	As of
	March 31, 2024	December 31, 2023

Assets
Current assets:
Cash and cash equivalents	$62,285	$80,441
Accounts receivable, net	36,623	32,412
Prepaid expenses and other current assets	12,238	11,574
Total current assets	111,146	124,427
Property and equipment, net	3,011	3,337
Right of use assets, net	967	1,140
Intangible assets, net	238,818	251,060
Goodwill	610,063	610,063
Other assets	6,495	6,224
Total assets	$970,500	$996,251

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,135	$4,405
Accrued liabilities	28,369	30,673
Deferred revenue	37,683	17,224
Current portion of debt, net of debt issuance costs	3,543	3,542
Total current liabilities	73,730	55,844
Debt, net of debt issuance costs	419,102	420,004
Deferred tax liabilities, net	10,639	10,823
Long-term deferred revenue	257	792
Other long-term liabilities	439	541
Total liabilities	$504,167	$488,004
Commitments and contingencies
Stockholders’ Equity:
Preferred stock, $0.001 par value; 50,000,000 shares authorized; zero shares issued and outstanding at March 31, 2024 and December 31, 2023	—	—
Common stock, $0.001 par value; 600,000,000 shares authorized, 76,338,829 and 78,447,701 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	127	129
Additional paid-in capital	662,403	654,634
Accumulated deficit	(196,197)	(146,516)
Total stockholders’ equity	466,333	508,247
Total liabilities and stockholders’ equity	$970,500	$996,251

Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2024	2023
Revenues, net	$77,816	$77,135
Cost of revenues:
Subscription and services	21,344	23,501
Amortization of developed technology	4,729	4,454
Total cost of revenues	26,073	27,955
Gross profit	51,743	49,180
Operating expenses:
General and administrative	25,179	22,555
Research and development	9,485	13,812
Sales and marketing	10,536	8,213
Restructuring related costs	3,191	2,904
Total operating expenses	48,391	47,484
Operating income	3,352	1,696
Other (income) expense, net:
Interest and other income	(956)	(470)
Interest expense	9,582	9,031
Total other expense, net	8,626	8,561
Loss before income taxes	(5,274)	(6,865)
Provision for (benefit from) income taxes	32	(1,199)
Net loss	$(5,306)	$(5,666)

Net loss per share:
Basic	$(0.07)	$(0.07)
Diluted	$(0.07)	$(0.07)
Weighted average common stock outstanding:
Basic	77,335,072	80,659,978
Diluted	77,335,072	80,659,978

Net Revenues by Major Source
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2024	2023
Subscription fees	$65,912	$66,405
Professional services	9,010	8,435
Other	2,894	2,295
Total	$77,816	$77,135

Net Revenues by Solution Type
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2024	2023
Lending software solutions	$60,903	$58,001
Data verification software solutions	16,913	19,134
Total	$77,816	$77,135
% Growth attributable to:
Lending software solutions	4%
Data verification software	(3)%
Total % growth	1%
___________

Percent Revenue Related to the Mortgage Loan Market
(unaudited)

	Three Months Ended March 31,
	2024	2023
Lending software solutions	11%	11%
Data verification software	58%	61%
Total % revenue related to mortgage loan market	21%	24%

Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(5,306)	$(5,666)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	14,524	14,531
Provision for expected credit losses	234	532
Amortization of debt issuance costs	212	235
Share-based compensation expense	7,803	4,891
Deferred income taxes	(184)	(1,198)
Loss on disposal of property and equipment	6	—
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(4,444)	(5,028)
Prepaid expenses and other assets	(960)	(1,636)
Accounts payable	(270)	2,717
Accrued liabilities	(2,501)	1,706
Deferred revenue	19,924	16,997
Net cash provided by operating activities	29,038	28,081
Cash flows from investing activities:
Capitalized software additions	(1,837)	(1,924)
Purchases of property and equipment	(92)	(134)
Net cash used in investing activities	(1,929)	(2,058)
Cash flows from financing activities:
Repurchases of common stock	(44,000)	(3,490)
Proceeds from exercise of stock options	191	594
Taxes paid related to net share settlement of restricted stock units	(294)	(24)
Principal payments of debt	(1,088)	(1,087)
Payments of deferred offering costs	(74)	—
Net cash used in financing activities	(45,265)	(4,007)
Net (decrease) increase in cash and cash equivalents	(18,156)	22,016
Cash and cash equivalents, beginning of period	80,441	55,780
Cash and cash equivalents, end of period	$62,285	$77,796

Supplemental disclosures of cash flow information:
Cash paid for interest	$9,365	$9,019
Cash paid for income taxes	32	50
Non-cash investing and financing activities:
Shares withheld with respect to net settlement of restricted stock units	294	24
Excise taxes payable included in repurchases of common stock	377	9
Share-based compensation expense capitalized to software additions	69	48
Purchase price allocation adjustment related to income tax effects for StreetShares acquisition	—	245
Purchases of property and equipment included in accounts payable and accrued liabilities	44	79
Vesting of restricted stock awards and restricted stock units	—	4

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2024	2023
Operating income	$3,352	$1,696
Add: Share-based compensation expense	7,936	5,190
Add: Employer payroll taxes on employee stock transactions	422	126
Add: Expenses associated with public offering	1,389	—
Add: Restructuring related costs(1)	3,191	2,904
Non-GAAP operating income	$16,290	$9,916
Operating margin	4%	2%
Non-GAAP operating margin	21%	13%

	Three Months Ended March 31,
	2024	2023
Net loss	$(5,306)	$(5,666)
Add: Share-based compensation expense	7,936	5,190
Add: Employer payroll taxes on employee stock transactions	422	126
Add: Expenses associated with public offering	1,389	—
Add: Restructuring related costs(1)	3,191	2,904
Subtract: Income tax effect on non-GAAP items	(3,105)	(1,973)
Non-GAAP net income	$4,527	$581
Non-GAAP basic net income per share	$0.06	$0.01
Non-GAAP diluted net income per share	$0.06	$0.01
Weighted average shares used to compute Non-GAAP basic net income per share	77,335,072	80,659,978
Weighted average shares used to compute Non-GAAP diluted net income per share	80,479,008	82,538,596
Net loss margin	(7)%	(7)%
Non-GAAP net income margin	6%	1%

	Three Months Ended March 31,
	2024	2023
Net loss	$(5,306)	$(5,666)
Interest expense	9,582	9,031
Taxes	32	(1,199)
Depreciation and amortization	14,524	14,531
Share-based compensation expense	7,936	5,190
Employer payroll taxes on employee stock transactions	422	126
Expenses associated with public offering	1,389	—
Restructuring related costs(1)	3,191	2,904
Deferred revenue reduction from purchase accounting for acquisitions prior to 2022	—	20
Adjusted EBITDA	$31,770	$24,937
Net loss margin	(7)%	(7)%
Adjusted EBITDA margin	41%	32%
(1) Restructuring related costs for the three months ended March 31, 2024 and 2023 are inclusive of $133 thousand and $299 thousand, respectively, of stock-based compensation forfeitures recorded associated with restructuring.

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2024	2023
Cost of revenue	$26,073	$27,955
Less: Share-based compensation expense	782	853
Less: Employer payroll taxes on employee stock transactions	48	22
Less: Amortization of developed technology	4,729	4,454
Non-GAAP cost of revenue	$20,514	$22,626
Cost of revenue as a % of revenue	34%	36%
Non-GAAP cost of revenue as a % of revenue	26%	29%

	Three Months Ended March 31,
	2024	2023
General and administrative	$25,179	$22,555
Less: Share-based compensation expense	4,393	2,264
Less: Employer payroll taxes on employee stock transactions	136	51
Less: Expenses associated with public offering	1,389	—
Less: Depreciation expense	376	495
Less: Amortization of intangibles	9,419	9,582
Non-GAAP general & administrative	$9,466	$10,163
General and administrative as a % of revenue	32%	29%
Non-GAAP general and administrative as a % of revenue	12%	13%

	Three Months Ended March 31,
	2024	2023
Research and development	$9,485	$13,812
Less: Share-based compensation expense	1,502	1,783
Less: Employer payroll taxes on employee stock transactions	121	27
Non-GAAP research and development	$7,862	$12,002
Research and development as a % of revenue	12%	18%
Non-GAAP research and development as a % of revenue	10%	16%

	Three Months Ended March 31,
	2024	2023
Sales and marketing	$10,536	$8,213
Less: Share-based compensation expense	1,259	290
Less: Employer payroll taxes on employee stock transactions	117	26
Non-GAAP sales and marketing	$9,160	$7,897
Sales and marketing as a % of revenue	14%	11%
Non-GAAP sales and marketing as a % of revenue	12%	10%

	Three Months Ended March 31,
	2024	2023
Net cash provided by operating activities	$29,038	$28,081
Less: Capitalized software	1,837	1,924
Less: Capital expenditures	92	134
Free cash flow	$27,109	$26,023